UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2005


                             Headwaters Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-27808                   87-0547337
----------------------------       ------------           ----------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)           Identification Number)


        10653 South River Front Parkway, Suite 300
                    South Jordan, UT                             84095
         ----------------------------------------            ------------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

         On May 1, 2005, the Compensation Committee of the Board of Directors of Headwaters Incorporated ("Headwaters") approved grants of two forms of a stock appreciation right ("SAR") and a form of a performance unit award under Headwaters' 2002 Stock Incentive Plan, 2003 Stock Incentive Plan and Long Term Incentive Plan to officers and other employees of Headwaters and its subsidiary corporations. The awards largely accelerate approximately five years of long-term incentive compensation into the June 2005 quarter in conjunction with the gain to be recognized from the settlement of the AJG litigation. The following are the material terms and conditions of the SARs and performance unit awards.

         Approximately 1,870,000 of the SARs were granted under the first form of the SARs. These SARs were vested on the grant date and require a payment by grantees of $2.00 per SAR, payable over a five-year period. Also, the maximum payment on each of these SARs cannot exceed the fair market value of the Company's common stock at the date of grant. These SARs were granted under Headwaters' 2002 Stock Incentive Plan and 2003 Stock Incentive Plan.

         Approximately 1,170,000 of the SARs were granted under the second form of the SARs. These SARs vest with continuous employment over a five-year period. One million one hundred twenty thousand of these SARs will be exercisable solely based on the achievement of performance criteria related to growth in the "economic value added" of Headwaters. These SARs were granted under Headwaters' Long Term Incentive Plan.

         Under the performance unit awards granted by Headwaters, recipients were granted a right to earn a cash bonus, in a potential amount totaling approximately $6,100,000, based on performance criteria tied to the economic value created or preserved by a specific business unit after December 2007. These performance unit awards were granted under Headwaters' Long Term Incentive Plan.

         Headwaters intends to file the forms of the awards as exhibits to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2005                           HEADWATERS INCORPORATED
                                            (Registrant)


                                            By  /s/ Kirk A. Benson
                                              -------------------------------
                                                Kirk A. Benson
                                                Chief Executive Officer
                                                (Principal Executive Officer)

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